                               Nuveen Unit Trusts

                       Fixed Income Portfolios Prospectus
                                    Part One
                                  March 5, 2002


Note: This Prospectus may be used only when accompanied by Part Two. Both parts of this Prospectus should be retained for future reference. See Part Two for the "Schedules of Investments," essential information based thereon, and financial statements, including the report of independent public accountants, relating to the Series of the Trust offered hereby.

          Additional information about the Trusts is provided in the Information Supplement. You can receive an Information Supplement by calling JPMorgan Chase Bank (the "Trustee") at (800) 257-8787.

          This Nuveen Unit Trust Series consists of the underlying separate unit investment trusts set forth in Part Two of this Prospectus. Each trust consists of a portfolio of securities (see "Schedule of Investments" appearing in Part Two of this Prospectus). Except in specific instances as noted in Part Two of this Prospectus, the information contained in this Part One shall apply to each applicable Trust in its entirety.

          Trusts consisting of a portfolio of U.S. Treasury obligations ("U.S. Treasury Obligations") shall be referred to herein as "U.S. Treasury Trusts." Trusts primarily consisting of a portfolio of investment grade, corporate debt obligations issued after July 18, 1984 ("Corporate Bonds") shall be referred to herein as "Corporate Trusts." Collectively, the U.S. Treasury Trusts and the Corporate Trusts shall be referred to herein as the "Trusts." Corporate Trusts consisting primarily of insured Corporate Bonds shall be referred to herein as "Insured Corporate Trusts" and Corporate Trusts consisting primarily of uninsured investment grade Corporate Bonds shall be referred to herein as "Investment Grade Corporate Trusts." U.S. Treasury Obligations and the Corporate Bonds shall be referred to herein as the "Obligations," "Securities," or "Bonds."

          Minimum Investment. $5,000 or 50 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less.

          Redeemable Units. You may redeem your Units at the office of the Trustee at prices based upon the bid prices of the Securities. See "Redemption" herein for a more detailed discussion of redeeming your Units.

          Distributions. Interest received by a Trust will be paid monthly, quarterly or semi-annually, depending on your selection. Distributions of funds in the Principal Account, if any, will ordinarily by made as set forth under "Distributions to Unitholders."

          Public Offering Price. The Public Offering Price per Unit for a particular Trust for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Securities in such Trust plus the sales charges for the Securities determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Securities and adjusted for cash, if any, held or owed by the Trust. See the table in "Public Offering Price" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "Public Offering Price.") The bid prices of the Securities in a portfolio may represent a "market" discount from or premium over the par value of the Securities.

          The Units. Being offered by this Prospectus are issued and outstanding Units that have been purchased by dealers in the open market. The price paid was not less than the Redemption Price determined as provided herein under the caption "How Units May Be Redeemed Without Charge." Any profit or loss resulting from the sale of the Units will accrue to such dealers and no proceeds from the sale will be received by the Trusts.

          Market. A Unitholder may redeem Units at the office of the Trustee at prices based upon the bid prices of the Bonds in such Trust. Certain dealers may make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.

          Units of the Trust are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission has Not Approved or Disapproved These Securities or Passed Upon the Adequacy of This Prospectus. Any Representation to the Contrary is a Criminal Offense.

                                Table of Contents

                                                                            Page
The Nuveen Unit Trusts--Description .......................................    1
Summary of Portfolios .....................................................    1
Risk Factors ..............................................................    1
Composition of Trusts .....................................................    6
Insurance on Bonds in Insured Corporate Trusts ............................    8
Public Offering Price .....................................................   10
Corporate Trust Secondary Market Sales Charges ............................   11
U.S. Treasury Trust Secondary Market Sales Charges ........................   11
Market for Units ..........................................................   12
Accrued Interest ..........................................................   13
Estimated Long Term Return and Estimated Current Return ...................   13
Tax Status of Unitholders .................................................   14
Operating Expenses ........................................................   16
Distributions to Unitholders ..............................................   17
Detailed Reports to Unitholders ...........................................   18
Unit Value and Evaluation .................................................   19
Distribution of Units to the Public .......................................   19
Corporate Dealer Concessions ..............................................   20
U.S. Treasury Trust Dealer Concessions ....................................   20
Ownership and Transfer of Units ...........................................   21
Replacement of Lost, Stolen or Destroyed Certificates .....................   21
How Units May Be Redeemed Without Charge ..................................   22
How Bonds May Be Removed from the Trusts ..................................   23
Information about the Trustee .............................................   23
Limitations on Liabilities of Sponsor and Trustee .........................   24
Successor Trustees and Sponsors ...........................................   24
Information about the Sponsor .............................................   24
Description of Ratings ....................................................   25
Amendment and Termination of Indenture ....................................   27
Code of Ethics ............................................................   28
Legal Opinion .............................................................   28
Auditors ..................................................................   28
Supplemental Information ..................................................   28

The Nuveen Unit Trusts--Description

         Each Series of the Nuveen Unit Trusts is one of a series of separate but similar investment companies created by Nuveen Investments (formerly John Nuveen & Co. Incorporated), each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts (the "Trusts"). Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between Nuveen Investments (the "Sponsor" or "Nuveen") and JPMorgan Chase Bank (the "Trustee"). Specific information regarding each Trust is provided in Part Two to the Prospectus. The Sponsor has deposited with the Trustee or the Trust has purchased the interest-bearing obligations listed in the Schedules of Investments in Part Two, which constitute the Trusts' underlying securities.

          Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" in Part Two for the applicable Trust. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have been purchased by dealers in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to such dealers. The objectives of the Trusts are set forth in Part Two of the Prospectus.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds (other than any U.S. Treasury Obligation in a Trust) in each Insured Corporate Trust has been obtained by the Sponsor or by the issuers of such Bonds from the MBIA Insurance Corporation, and as a result of such insurance the Corporate Bonds in the Insured Corporate Trusts are rated "Aaa" by Moody's Investors Services, Inc. ("Moody's") and/or "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). (See "Insurance on Bonds in Insured Corporate Trusts.")

Summary of Portfolios

         In selecting U.S. Treasury Obligations for deposit in the U.S. Treasury Trusts the following factors, among others, were considered by the Sponsor: (a) the types of such obligations available; (b) the prices and yields of such obligations relative to other comparable obligations, including the extent to which such obligations are traded at a premium or at a discount from par; and
(c) the maturities of such obligations.

         In selecting Corporate Bonds for deposit in the Corporate Trusts, the following factors, among others, were considered by the Sponsor: (a) the prices and yields of such Corporate Bonds relative to other Corporate Bonds of similar quality and maturity, including the extent to which such Corporate Bonds are traded at a premium or discount from par; (b) the present rating and credit quality of the issuers of the Corporate Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Corporate Bonds as to location of issuer; (d) the potential income generated by the Corporate Bonds; (e) whether the Corporate Bonds were issued after July 18, 1984; (f) the stated maturities and call provisions of the Corporate Bonds; (g) whether the Corporate Bonds were issued by a utility company; and (h) whether the Corporate Bonds were insured and the availability and cost of insurance for the Corporate Bonds.

Risk Factors

         U.S. Treasury Obligations. U.S. Treasury Obligations are direct obligations of the United States and are backed by its full faith and credit although the Units are not so backed. The U.S. Treasury Obligations are not rated but in the opinion of the Sponsor have credit characteristics comparable to those of securities rated "AAA" by nationally recognized rating agencies.

         An investment in Units of a Trust which contains U.S. Treasury Obligations should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the U.S. Treasury Obligations and hence the Units will decline with increases in interest rates. The high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally. The Sponsor cannot predict whether such fluctuations will exist in the future.

         Corporate Debt Obligations. An investment in Units of a Corporate Trust should be made with an understanding of the risks that an investment in fixed rate, investment grade corporate debt obligations may entail, including the risk that the value of the Bonds, and therefore the Units, will decline with increases in interest rates. Although in recent years interest rates have been relatively stable, the high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and thus in the value of fixed rate debt obligations generally. Generally, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements and accordingly such issuer may not be able to meet its obligations to make principal and income payments. In addition, a slowdown in the economy or a development adversely affecting an issuer's creditworthiness may also result in the ratings of the Corporate Bonds and the value of the underlying portfolio being reduced. The Corporate Trusts consist of Corporate Bonds that, in many cases, do not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings that could have the effect of reducing the ability of the issuer to meet its obligations and might also result in the ratings of the Corporate Bonds and the value of the underlying portfolio being reduced.

         Should the issuer of any Corporate Bond default in the payment of principal or interest, the Corporate Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts recovered by a Corporate Trust in payment under the defaulted Corporate Bond, if any, may not be reflected in the value of the Units until actually received by such Corporate Trust, and depending upon when a Unitholder purchases or sells his or her Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving a portion of any payment recovered.

         Utility Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of utility issuers. In general, utilities are regulated monopolies engaged in the business of supplying light, water, power, heat, transportation or means of communication. Historically, the utilities industry has provided investors in securities issued by companies in this industry with high levels of reliability, stability and relative total return on their investments. However, an investment in a Corporate Trust which contains obligations of utility issuers should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of such Corporate Bonds in certain Corporate Trusts to make payments of principal and/or interest on such Corporate Bonds.

         Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other. Finally, utilities may be subject to deregulation and competitive pressures from alternative providers. In this environment, utilities may face costs which prevent them from earning a positive rate of return, which will negatively impact the issues of Corporate Bonds.

         Certain of the issuers of the Corporate Bonds in a Corporate Trust may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present through completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

         In view of the uncertainties discussed above, there can be no assurance that any bond issuer's share of the full cost of nuclear units under construction ultimately will be recovered in rates or of the extent to which a bond issuer could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on the financial condition or the results of operations or on a bond issuer's ability to make interest and principal payments on its outstanding debt.

         Other general problems of the gas, water, telephone and electric utility industry (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation. Each of the problems referred to could adversely affect the ability of the issuer of any utility Bonds in a Corporate Trust to make payments due on these Corporate Bonds.

         In addition, the ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements.

         Courts in Washington and Idaho have held that certain agreements between Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

         Business conditions of the telephone industry in general may affect the performance of a Trust. General problems of telephone companies include regulation of rates for service by the FCC and various state or other regulatory agencies. However, over the last several years regulation has been changing, resulting in increased competition. The new approach is more market oriented, more flexible and more complicated. For example, Federal and certain state regulators have instituted "price cap" regulation which couples protection of rate payers for basic services with flexible pricing for ancillary services. These new approaches to regulation could lead to greater risks as well as greater rewards for operating telephone companies such as those that may issue bonds included in the Trusts. Inflation has substantially increased the operating expenses and plant costs required for growth, service, improvement and replacement of existing plants. Continuing cost increases, to the extent not offset by improved productivity and revenues from increased business, would result in a decrease in rate of return and a continuing need for rate increases. Although allowances are generally made in rate making proceedings for cost increases, delays may be experienced in obtaining the necessary rate increases and there can be no assurance that the regulatory agencies will grant rate increases adequate to cover operating and other expenses and debt service requirements. To meet increasing competition, telephone companies will have to commit substantial capital, technological and marketing resources. Telephone usage, and therefore revenues, could also be adversely affected by any sustained economic recession. Newer technology, such as cellular service and fiber optics, will require additional capital outlays. The uncertain outcomes of future labor agreements may also have a negative impact on the telephone companies. Each of these problems could adversely affect the ability of the telephone company issuers of any Corporate Bonds in a Corporate Trust to make payments of principal and interest on their Corporate Bonds.

         Hospital and Health Care Facility Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of hospital and health care issuers. Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by the increasing cost of insurance.

         Banks and Other Financial Institution Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of banks and other financial institution issuers. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

         Telecommunications Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of telecommunications issuers. Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, competition, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

         General. Certain of the Securities may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in a reduction in yield to a Trust. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

         Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for Federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of certain fixed-income securities may fluctuate more than the market value of higher-rated securities since lower-rated, fixed-income securities tend to reflect short-term credit developments to a greater extent than higher-rated securities. Issuers of certain securities may possess less creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. Bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

         Foreign Issuers. A portion of the Bonds in the Trusts may be invested in securities of foreign issuers. It is appropriate for investors in such Trusts to consider certain investment risks that distinguish investments in Bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in the Trusts, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although the Trusts invest in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

         Liquidity. The Bonds in the Trusts may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Most of the Bonds will not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of the Trusts will be adversely affected if trading markets for the Bonds are limited or absent. The Trusts may also contain non-exempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

         Exchange Controls. On the basis of the best information available to the Sponsor at the present time none of the Bonds is subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trusts. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in the Trusts and on the ability of the Trusts to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

         Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. Non-U.S. issuers of the Bonds will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. If the Trusts contain Bonds of such an issuer, the Trusts as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if the Trusts obtain a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States, if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

         Discount Bonds. A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance most Bonds in a Trust are generally issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that Bonds in the Trusts' portfolios may be subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

Composition of Trusts

         Each Trust consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition.

         The Indenture authorizes the Sponsor to increase the size of the Trust and the number of Units thereof by the deposit of additional Securities in the Trust or cash (including a letter of credit) with instructions to purchase additional Securities in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees.

         Sale, Maturity and Redemption of Securities. Certain of the Securities may from time to time under certain circumstances be sold or may mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition. In addition, certain Bonds in the Trusts are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Estimated Long Term Return and Estimated Current Return" and the "Schedules of Investments" in Part Two.)

         Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at the Accreted Value plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

         Unitholders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment. (See "Tax Status of Unitholders.")

         Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

         Litigation. Except as provided in Part Two to the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trusts. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Securities in any Trust. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether such litigation might have a material adverse effect on the Trusts.

Insurance On Bonds In Insured Corporate Trusts

         All Bonds in an Insured Corporate Trust portfolio except for any U.S. Treasury obligations contained in such portfolio are insured as to the scheduled payment of interest and principal under a financial guaranty insurance policy obtained by the issuer of the Corporate Bonds or by the Sponsor from MBIA Insurance Corporation ("MBIA"). The premium for each such insurance policy has been paid in advance by such issuer or the Sponsor and each such policy is non-cancelable and will remain in force so long as the Corporate Bonds are outstanding and MBIA remains in business. No premiums for such insurance are paid by any Corporate Trust. If MBIA is unable to meet its obligations under its policy or if the rating assigned of the claims-paying ability of MBIA deteriorates, no other insurer has any obligation to insure any issue adversely affected by either of these events.

         The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Corporate Bonds in an Insured Corporate Trust except for any U.S. Treasury obligations. It does not guarantee the market value of the Corporate Bonds or the value of the Units of a Corporate Trust. This insurance is effective so long as the Corporate Bond is outstanding, whether or not held by a Corporate Trust. Therefore, any such insurance may be considered to represent an element of market value in regard to the Corporate Bonds, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         MBIA does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the policy and MBIA set forth under the heading "Insurance on Bonds in Insured Corporate Trusts". Additionally, MBIA makes no representation regarding the Bonds or the advisability of investing in the Bonds.

         The Financial Guarantee Insurance Policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         MBIA's policy unconditionally and irrevocably guarantees the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner of the Bonds pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law (a "Preference").

         MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Bonds. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Bonds upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the Bonds.

         Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by MBIA from the Paying Agent or any owner of a Bonds the payment of an insured amount for which is then due, that such required payment has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Bonds or presentment of such other proof of ownership of the Bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Bonds as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for such owners of the Bonds in any legal proceeding related to payment of insured amounts on the Bonds, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the insured amounts due on such Bonds, less any amount held by the Paying Agent for the payment of such insured amounts and legally available therefor.

         The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2000, (2) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, and (3) the report on Form 8-K filed by the Company on January 30, 2001) are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

         As of December 31, 2000, MBIA had admitted assets of $7.6 billion (audited), total liabilities of $5.2 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2001, MBIA had admitted assets of $8.1 billion (unaudited), total liabilities of $5.8 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Financial Strength Ratings of MBIA. Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa." Standard & Poor's, a division of The McGraw-Hill Companies, Inc. rates the financial strength of MBIA "AAA." Fitch, Inc. rates the financial strength of MBIA "AAA."

         Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Bonds. MBIA does not guaranty the market price of the Bonds nor does it guaranty that the ratings on the Bonds will not be revised or withdrawn.

Public Offering Price

         At all times while Units are being offered for sale, the Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the New York Stock Exchange (the "Exchange") is scheduled in advance to close at an earlier time (the "Evaluation Time") and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the Trustee's determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding.

         The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to volume purchases of at least $50,000 or 500 Units:

Corporate Trust Secondary Market Sales Charges

                               Amount of Purchase*

   Years to           Under     $50,000    $100,000    $250,000   $500,000  $1,000,000  $2,500,000     Wrap
   Maturity          $50,000       to         to          to         to         to          or       Account
                                $99,999    $249,999    $499,999   $999,999  $2,499,999     More     Purchasers
Less than 1                0          0          0           0          0          0          0           0

1 but less than 2      1.523%     1.446%     1.369%      1.317%     1.215%     1.061%      .900%      0.523%

2 but less than 3      2.041      1.937      1.833       1.729      1.626      1.420      1.225       0.741

3 but less than 4      2.564      2.433      2.302       2.175      2.041      1.781      1.546       0.964

4 but less than 5      3.093      2.961      2.828       2.617      2.459      2.175      1.883       1.093

5 but less than 7      3.627      3.433      3.239       3.093      2.881      2.460      2.165       1.327

7 but less than 10     4.167      3.951      3.734       3.520      3.239      2.828      2.489       1.567

10 but less than 13    4.712      4.467      4.221       4.004      3.788      3.253      2.842       1.712

13 but less than 16    5.263      4.988      4.712       4.439      4.167      3.627      3.169       2.013

16 or more             5.820      5.542      5.263       4.987      4.603      4.004      3.500       2.320

____________________

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

U.S. Treasury Trust Secondary Market Sales Charges

                               Amount of Purchase*

        Years to Maturity          Under        $500,000       $1,000,000       $2,500,000     Wrap Account
                                 $500,000          to              to               or          Purchasers
                                                $999,999       $2,499,999          More
    Less than 1                       0             0                0               0                 0

    1 but less than 2              1.10%         0.80%            0.70%           0.60%            0.390%

    2 but less than 3              1.40          1.10             1.00            0.80             0.490

    3 but less than 4              1.60          1.30             1.10            1.00             0.560

    4 but less than 5              1.80          1.40             1.30            1.10             0.630

    5 but less than 7              1.90          1.50             1.30            1.20             0.670

    7 but less than 10             2.20          1.70             1.50            1.30             0.770

    10 but less than 13            2.70          2.20             1.90            1.70             0.950

    13 but less than 16            3.30          2.60             2.30            2.00             1.160

    16 or more                     3.60          2.90             2.50            2.20             1.260

____________________

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $500,000, 10,000 Units to $1 million, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Corporate Trust, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Trust will depend on the maturities of the Bonds in the portfolio of such Trust.

         Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Securities deposited in the Trust during the initial offering period of the Trust.

         As more fully set forth under "Accrued Interest" below, accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units.

         Units may be purchased in the secondary market with the reduced sales charges for "Wrap Account Purchasers" provided in the Secondary Market Sales Charge Tables provided above for the following types of investors: (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, (5) officers or directors and bona fide, full-time employees of Nuveen and its affiliates, including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer, and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units with the sales charge reduction described in this paragraph will not receive sales charge reductions for quantity purchases.

         Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

Market for Units

         Certain dealers may maintain a secondary market for Units of certain Trusts and continuously to offer to purchase Units of each such Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "How Units May Be Redeemed Without Charge.")

         In maintaining a market for the Units, dealers may realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the dealers.

         Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "How Units May Be Redeemed Without Charge.")

Accrued Interest

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. (See "Composition of Trusts" and "Tax Status of Unitholders.") Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Trusts. Since interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest Accounts, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit. Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Trust. (See "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.

Estimated Long Term Return and Estimated Current Return

         The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted practice and adjusted to reflect expenses and sales charges. Under accepted practice, Bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for the Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of the Trust. The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will affect the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Trust's portfolio. Net Annual Interest

Income per Unit is calculated by dividing the annual interest income to a Trust, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Trust may experience expenses and portfolio changes different from those assumed in the calculation of estimated Long Term Return. There can be no assurance that the Estimated Current Returns or Estimated Long Term Returns quoted to a Trust will be realized in the future. A Unitholder's actual return may vary significantly from the Estimated Long Term Return based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in a Trust; such actual holding periods may be reduced by termination of a Trust, as described in "Amendment and Termination of Indenture." Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor in a Trust who receives this prospectus and makes an oral or written request to the Sponsor for such information.

Tax Status of Unitholders

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         Assets of the Trusts. Each Trust will hold various debt obligations (the "Debt Obligations"). All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Debt Obligations constitute debt the interest on which is includible in gross income for federal income tax purposes.

         Trust Status. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount, and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been sold with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation which was issued with original issue discount must be increased as original issue discount accrues.

         Some Debt Obligations may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price a Trust pays for a Debt Obligation or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions. "Stripped" U.S. Treasury obligations are subject to the original issue discount rules, rather than being treated as having market discount.

         Alternatively, some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

         If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

         Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

         Foreign, State and Local Taxes. Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by your Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

         If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you will not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

         In the opinion of Carter, Ledyard & Milburn, special counsel to the Trusts for New York tax matters, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

Operating Expenses

         No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor and/or its affiliates do, however, receive those fees as set forth in "Essential Information Regarding the Trusts" in Part Two of this Prospectus for regularly evaluating the Bonds and for maintaining surveillance over the portfolios (the "Sponsor's Evaluation Fee"). (See "Unit Value and Evaluation.")

         The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in "Essential Information Regarding the Trusts" in Part Two of this Prospectus. Each annual fee is per $1,000 principal amount of the underlying Securities in a Trust for that portion of the Trust that represents a particular plan of distribution. The Trustee's fee and the Sponsor's Evaluation Fee are computed on the basis of the largest principal amount of Bonds in the Trust at any time during the period with respect to which such compensation is being computed. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Evaluation Fee and the Trustee's fee may be periodically adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen Investments is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

         Premiums for the policies of insurance obtained by the Sponsor or by the Corporate Bond issuers with respect to the Corporate Bonds in the Insured Corporate Trusts have been paid in full prior to the deposit of the Corporate Bonds in the Corporate Trusts, and the value of such insurance has been included in the evaluation of the Corporate Bonds in each Corporate Trust and accordingly in the Public Offering Price of Units of each Corporate Trust. There are no annual continuing premiums for such insurance.

         If so provided in Part Two of the Prospectus, all or a portion of the expenses incurred in establishing, organizing and/or offering the Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, may be amortized and paid by the Trust over a period of five years or less. The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable:
(1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The expenses are generally paid monthly and the Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable Interest and Principal Accounts. In addition to the above expenses, each Trust may pay legal, typesetting, electronic filing, regulatory and other fees and expenses associated with updating the Trust's registration statement. Historically, the Sponsor paid these fees and expenses.

         Except as provided in the Indenture, the Indenture for certain series generally requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $0.05 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

Distributions to Unitholders

         Interest received by the Trustee on the Securities in each Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest and including any insurance proceeds representing interest due on defaulted Corporate Bonds, shall be credited to the "Interest Account" of such Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of such Trust.

         The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. With the exception of proceeds received from maturing U.S. Treasury Obligations by the U.S. Treasury Trusts, proceeds received from the disposition, including sale, call or maturity, of any of the Securities and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. Proceeds received by a U.S. Treasury Trust as a result of the maturity of an underlying U.S. Treasury Obligation will be distributed within five business days after such U.S. Treasury Obligation matures to Unitholders of record on such maturity date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.

         The pro rata share of the Interest Account in each Trust will be computed by the Trustee as of each Record Date. Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution. Thereafter, Record Dates for Monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of February, May, August and November; and Record Dates for semi-annual distributions will be the first day of May and November. The amount of regular distributions will generally change when Securities are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

         The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. If no notice is received by the Trustee in proper form the Unitholder will be deemed to have elected to continue the same plan.

         As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. (See "How Units May Be Redeemed Without Charge.") Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

         Unitholders of a Trust which contains Stripped Treasury Securities should note that Stripped Treasury Securities are sold at a deep discount because the buyer of those securities obtains only the right to receive a future fixed payment on the security and not any rights to periodic interest payments thereon. Purchasers of these Securities acquire, in effect, discount obligations that are economically identical to the "zero-coupon bonds" that have been issued by corporations. Zero coupon bonds are debt obligations which do not make any periodic payments of interest prior to maturity and, accordingly, are issued at a deep discount. Under generally accepted accounting principles, a holder of a security purchased at a discount normally must report as an item of income for financial accounting purposes the portion of the discount attributable to the applicable reporting period. The calculation of this attributable income would be made on the "interest" method which generally will result in a lesser amount of includable income in earlier periods and a corresponding larger amount in later periods. For federal income tax purposes, the inclusion will be on a basis that reflects the effective compounding of accrued but unpaid interest effectively represented by the discount. Although this treatment is similar to the "interest" method described above, the "interest" method may differ to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than the semi-annual period. (See "Tax Status of Unitholders.")

Detailed Reports to Unitholders

         The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

Unit Value and Evaluation

         The value of each Trust is determined by the Sponsor on the basis of
(1) the cash on hand in the Trust or moneys in the process of being collected,
(2) the value of the Bonds in the Trust based on the bid prices of the Bonds,
(3) interest accrued thereon not subject to collection and distribution, and (4) if applicable, amounts representing organizational expenses paid less accrued organizational expenses of the Trust, less (i) amounts representing taxes or governmental charges payable out of the Trust, (ii) the accrued expenses of the Trust, (iii) if applicable, amounts representing unpaid organization costs, and
(iv) cash held for distribution to Unitholders of record, and required for redemption of Units tendered, as of a date prior to the date of evaluation. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Trust. The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust,
(2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above. Although the Unit Value of each Trust is based on the bid prices of the Bonds, the Units are sold initially to the public at the Public Offering Price based on the offering prices of the Bonds.

         Because the insurance obtained by the Sponsor or by the issuers of Corporate Bonds with respect to the Corporate Bonds in the Insured Corporate Trusts is effective so long as such Corporate Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Corporate Bonds and therefore some value attributable to such insurance will be included in the value of Units of Corporate Trusts that include such Corporate Bonds.

Distribution of Units to the Public

         Certain Dealers may maintain a secondary market for Units of certain Trusts. (See "Market for Units" above.) The amount of the dealer concession on secondary market purchases of Trust Units will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table:

Corporate Dealer Concessions

                               Amount of Purchase*

  Years to Maturity       Under       $50,000      $100,000      $250,000      $500,000    $1,000,000    $2,500,000
                         $50,000         to           to            to            to           to            or
                                      $99,999      $249,999      $499,999      $999,999    $2,499,999       More
Less than 1                 0             0            0             0             0            0              0

1 but less than 2        1.00%          .90%         .85%          .80%          .70%         .55%          .467%

2 but less than 3        1.30          1.20         1.10          1.00           .90          .73           .634

3 but less than 4        1.60          1.45         1.35          1.25          1.10          .90           .781

4 but less than 5        2.00          1.85         1.75          1.55          1.40         1.25          1.082

5 but less than 7        2.30          2.15         1.95          1.80          1.65         1.50          1.320

7 but less than 10       2.60          2.45         2.25          2.10          1.95         1.70          1.496

10 but less than 13      3.00          2.80         2.60          2.45          2.30         2.00          1.747

13 but less than 16      3.25          3.15         3.00          2.75          2.50         2.15          1.878

16 or more               3.50          3.50         3.40          3.35          3.00         2.50          2.185

____________________

* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

U.S. Treasury Trust Dealer Concessions

                              Amount of Purchase*

     Years to Maturity              Under                $500,000             $1,000,000             $2,500,000
                                  $500,000                  to                    to                     or
                                                         $999,999             $2,499,999                More
Less than 1                            0                      0                       0                     0

1 but less than 2                  0.715%                 0.520%                  0.455%                0.390%

2 but less than 3                  0.910                  0.715                   0.650                 0.520

3 but less than 4                  1.040                  0.845                   0.715                 0.650

4 but less than 5                  1.170                  0.910                   0.845                 0.715

5 but less than 7                  1.235                  0.975                   0.845                 0.780

7 but less than 10                 1.430                  1.105                   0.975                 0.845

10 but less than 13                1.755                  1.430                   1.235                 1.105

13 but less than 16                2.145                  1.690                   1.495                 1.300

16 or more                         2.340                  1.885                   1.625                 1.430

____________________

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $500,000 and 10,000 Units to $1 million, etc., and will be applied on that basis which is more favorable to the purchaser.

         The Sponsor reserves the right to change the foregoing dealer concessions from time to time. Firms are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (as defined in "Public Offering Price").

Ownership and Transfer of Units

         Ownership of Units is evidenced by registered Certificates unless the Unitholder expressly requests that ownership be evidenced by book-entry positions recorded on the books and records of the Trustee. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

         For Trusts allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at the address provided herein, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

         The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "How Units May Be Redeemed Without Charge.")

Replacement of Lost, Stolen or Destroyed Certificates

         To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary from time to time, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

How Units May be Redeemed Without Charge

         Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at the address provided herein (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "Ownership and Transfer of Units.") No redemption fee will be charged by the Trust, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

         On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

         The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

         Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "How Bonds May Be Removed from the Trusts.") Units so redeemed shall be canceled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The Redemption Price is determined on the basis of the bid prices of the Bonds in each Trust.

         The right of redemption may be suspended and payment postponed (1) for any period in which the New York Stock Exchange is closed, other than customary weekend and holiday closings or for any period during which the Securities and Exchange Commission determines that trading in the New York Stock Exchange is restricted, (2) for any period during which an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as described above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

How Bonds May be Removed From the Trusts

         Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Composition of Trusts" herein for a discussion of call provisions of Bonds in the Trusts.

         The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

         In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded Bonds on their redemption date.

         Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture and except as otherwise provided in the Prospectus or the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Trust.

Information about the Trustee

         The Trustee is JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10004-2413. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

Limitations on Liabilities of Sponsor and Trustee

         The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

Successor Trustees and Sponsors

         The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

         If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Trusts.

Information about the Sponsor

         Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 West Wacker Drive).

         To help advisors and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

         A comparison of estimated current returns with the returns on various other taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government securities, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. In addition, the Sponsor may compare the performance of various indices with the performance of U.S. Government securities and bank CDs. U.S. Government securities, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in the Prospectus.

Description of Ratings

         Standard & Poor's. A description of the applicable Standard & Poor's rating symbols and their meanings follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

     . Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     .   Nature of and provisions of the obligation;
     . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Plus (+)       The ratings from 'AA' to 'CCC' may be modified by the addition
  or minus(-)    of a plus or minus sign to show relative standing within the major rating categories.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Amendment and Termination of Indenture

         The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except in limited circumstances provided in the Indenture or the Prospectus. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

         A Trust may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of aggregate principal amount of Bonds deposited in the Trust during the initial offering period of such Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for Long-Term, Long Intermediate, and Intermediate Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts or beyond the Mandatory Termination Date.

         Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Code of Ethics

         The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

Legal Opinion

         The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, has acted as counsel for the Trustee and as special New York tax counsel with respect to the Trusts.

Auditors

         The "Statement of Net Assets" and the "Schedule of Investments" for each Trust in a Series and the related "Statement of Operational Changes in Net Assets" have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

Supplemental Information

         Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about their respective Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part One and Part Two of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts.

                                 Prospectus Part One must be accompanied by Part Two

Sponsor                          Nuveen Investments
                                 333 West Wacker Drive
                                 Chicago, Illinois 60606-1286

Trustee                          JPMorgan Chase Bank
                                 4 New York Plaza
                                 New York, New York 10004-2413
                                 800/257-8787

Legal Counsel                    Chapman and Cutler
                                 111 West Monroe Street
                                 Chicago, Illinois 60603

Legal Counsel to Trustee         Carter, Ledyard & Milburn
                                 2 Wall Street
                                 New York, New York 10005

Independent Public
Accountants for the Trusts       Arthur Andersen LLP
                                 33 West Monroe Street
                                 Chicago, Illinois 60603

_______________________

         This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940.

         More information about the Trusts, including the code of ethics adopted by the Sponsor and the Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Trust information is also available on the EDGAR Database on the Commission's website at http:/www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov, or in writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

         No person is authorized to give any information or representation about the Trusts not contained in the Prospectus or the Information Supplement, and you should not rely on any other information.

                               Nuveen Unit Trusts
                             Fixed Income Portfolios
                             Information Supplement

         The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated February 27, 2002. Capitalized terms have been defined in the Prospectus.

                                Table Of Contents

INFORMATION ABOUT THE SPONSOR ..............................................   1

Information about the Sponsor

         The Sponsor has also acted as co-managing underwriter of Nuveen Senior Income Fund, Nuveen Floating Rate Fund, Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. Including the registered open-end and closed-end investment companies listed above and its defined portfolios, Nuveen has approximately $75 billion in securities under management.

         A comparison of the estimated returns of the Trust and the historic performance of corporate bonds to the returns and performance of other investments is one element to consider in making an informed investment decision. The Sponsor may compare the estimated returns of a Trust with the current or historical yields or returns of other investments, including Certificates of Deposit, U.S. Government Securities and money market funds. In addition, the Sponsor may compare the returns of various indices with the estimated returns of a Trust and the historical or current returns of Corporate bonds and Corporate bond indices. The Sponsor may also quote various performance measures and studies in order to compare the historical returns available from an investment in Corporate bonds with investments in other tax-free and taxable securities. Other types of fixed income securities have investment characteristics that differ from those of the Trust. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government and are subject to federal income tax but are exempt from state and local personal income taxes. Bank CDs are generally short-term FDIC insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Both bank CDs and Corporate bonds are generally subject to both federal and state income taxes. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features that enhance liquidity.

As filed with the Securities and Exchange Commission on March 5, 2002.

                             SEC FILE NO. 333-23673



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 POST-EFFECTIVE
                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Unit Trust, Series 2


                               NUVEEN INVESTMENTS
                               (Name of Depositor)


                              333 West Wacker Drive
                             Chicago, Illinois 60606
            (Complete address of Depositor's Principal Executive Offices)

 Nuveen Investments                      Chapman and Cutler
 Attention: Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                   111 West Monroe Street
 Chicago, Illinois 60606                 Chicago, Illinois  60603
     (Name and complete address of Agents for Service)



 It is proposed that this filing will become effective (check appropriate box)


(   )  Immediately upon filing pursuant to paragraph (B)

( X )  On March 1, 2002  pursuant to paragraph (B) of Rule 485

(   )  60 days after filing pursuant to paragraph (A)

(   )  On (date) pursuant to paragraph (A) of Rule (485 or 486)

(   )  Check box if it is proposed that this filing will become effective on
       (date) at (time) pursuant to Rule 487.

          Contents of Post-Effective Amendment
                of Registration Statement




A. Bonding Arrangements of Depositor:


      The Depositor has obtained the following Stockbrokers Blanket Bonds for its officers, directors and employees:


      Insurer/Policy No.                     Amount


      Reliance Insurance Company             $26,000,000
       B 262 6895




      This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.

                                NUVEEN UNIT TRUST

SERIES 2
Nuveen Insured Corporate Trust, Series 2 (Long-Term)               141,345 Units

FIXED INCOME PROSPECTUS - PART TWO
DATED FEBRUARY 1, 2002

NOTE: This Prospectus Part Two may not be distributed unless accompanied by Part One.

         Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase -- either $5,000 or 50 Units ($1,000 or 10 Units for Traditional and Roth IRA purchases and $500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less.

         THE UNITS of fractional undivided interest in the Nuveen Unit Trust being offered hereby are issued and outstanding Units that have been purchased by dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to such dealers and no proceeds from the sale will be received by the Trusts.

         The NUVEEN INSURED CORPORATE TRUST (the "Insured Corporate Trust") consists of a portfolio of insured corporate debt obligations issued by utility companies, including telephone companies (the "Corporate Bonds"). Insurance guaranteeing the scheduled payment of principal and interest on all of the Corporate Bonds in the Trust has been obtained directly by the issuer of such Bonds or by the Sponsor from MBIA Insurance Corporation ("MBIA"). The insurance does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Corporate Bonds are rated "AAA" by Standard & Poor's. (See "SCHEDULE OF INVESTMENTS").

         THE OBJECTIVE of the Insured Corporate Trust is to provide a high level of current income consistent with preservation of capital.

         The Trusts may be available to non-resident aliens, and the income from the Trusts, provided certain conditions are met, will be exempt from withholding for U.S. federal income tax for such foreign investors.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                             AS OF NOVEMBER 30, 2001
                 SPONSOR AND EVALUATOR...... NUVEEN INVESTMENTS
                        TRUSTEE......JPMORGAN CHASE BANK

         The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                                                       INSURED
                                                                                      CORPORATE
                                                                                   TRUST, SERIES 2
Principal Amount of Bonds in Trust..............................................   $    14,145,000
Number of Units.................................................................           141,345
Fractional Undivided Interest in Trust Per Unit.................................         1/141,345
Public Offering Price --
Less than 1,000 Units
     Aggregate Bid Price of Bonds in Trust......................................   $    13,557,969
     Plus Sales Charge (1)......................................................   $       789,074
            TOTAL...............................................................   $    14,347,043
     Divided by Number of Units.................................................   $        101.50
     Plus Cash Per Unit(2)......................................................   $          0.03
     Public Offering Price Per Unit(3)..........................................   $        101.53
Redemption Price Per Unit (exclusive of accrued interest).......................   $         95.95
Sponsor's Repurchase Price Per Unit (exclusive of accrued interest).............   $         95.95
Excess of Public Offering Price Per Unit over Redemption Price Per Unit.........   $          5.58
Excess of Public Offering Price Per Unit over
   Sponsor's Repurchase Price Per Unit..........................................   $          5.58
Par Value Per Unit(4)...........................................................   $        100.10
Calculation of Net Annual Interest Income Per Unit
     Annual Interest Income.....................................................   $        6.8431
     Less Estimated Annual Expense..............................................   $        0.2356
     Net Annual Interest Income.................................................   $        6.6075
Daily Rate of Accrual Per Unit..................................................   $       0.01835
Trustee's Annual Fee per $1,000 principal(6)....................................   $        1.7562
Estimated Current Return(5).....................................................             6.51%
Estimated Long Term Return(5)...................................................             6.61%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange.


                  ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                   (CONTINUED)

GENERAL INFORMATION
Record Dates.........................................................See "Distributions to Unitholders" in Part One
Distribution Dates...................................................See "Distributions to Unitholders" in Part One
Minimum Principal Distribution.......................................................................$0.10 per Unit
Date Trust Established...............................................................................August 6, 1997
Mandatory Termination Date.................................See "Amendment and Termination of Indenture" in Part One
Minimum Value of Trust.....................................See "Amendment and Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee..........................................$0.191 per $1000 principal amount of Bonds


--------------------

(1) See "Public Offering Price" in Part One for the method by which the sales charge is calculated.

(2) This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $0.01 per Unit and is added to (or deducted from) the Public Offering Price.

(3) Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On the above date there was added to the Public Offering Price of the Insured Corporate Trust, Series 2, $101.53, accrued interest to the settlement date of $0.08, for a total price of $101.61.

(4) Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.

(5) See "Estimated Long Term Return and Estimated Current Return" in Part One for an explanation of these returns.

(6) The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Insured Corporate Trust, Series 2, will be $1.3962 under the quarterly distribution option and $1.1962 under the semi-annual distribution option.


                           NUVEEN UNIT TRUST, SERIES 2
              NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                             STATEMENT OF NET ASSETS
                               September 30, 2001
ASSETS:
            Investments in securities, at market value
                (Cost $13,784,842) (Note 1).....................................    $      13,211,663
            Accrued interest receivable.........................................              264,882
            Organization Costs..................................................                4,418
                                                                                    -----------------

                          Total assets..........................................    $      13,480,963
                                                                                    -----------------
LIABILITIES:
            Advance from trustee................................................    $         106,051
            Payable to unitholders for units redeemed...........................                    0
            Payable to trustee..................................................                4,421
            Accrued trustee and evaluator fees..................................                5,037
                                                                                    -----------------

                          Total liabilities.....................................    $         115,509
                                                                                    -----------------
     Net assets, applicable to 141,345 units of fractional undivided interest
     outstanding................................................................    $      13,365,454
                                                                                    =================

NET ASSETS, REPRESENTED BY:
            Cost to original investors of 176,400 units sold....................    $      18,170,257
                  Less initial underwriting commission (Note 1).................             (890,343)
                                                                                    -----------------
                                                                                    $      17,279,914
            Less cost of 35,055 units redeemed..................................           (3,382,411)
                                                                                    -----------------
                                                                                    $      13,897,503
            Undistributed net investment income.................................              200,503
            Unrealized appreciation (depreciation) of investments...............             (573,179)
            Accumulated net realized gain (loss) from investment transactions...             (159,373)
                                                                                    -----------------

                                                                                    $      13,365,454
                                                                                    =================

NET ASSET VALUE PER UNIT:
                                                                 Net Asset Value Per Unit
                                             -------------------------------------------------------------
                                                                   Before
Type of                                           Units           Accrued        Accrued
Income Distribution                            Outstanding        Interest       Interest         Total
-------------------------------------------  ----------------    -----------   -------------   -----------
Monthly................................               100,857    $     93.14   $        0.95   $     94.09
Quarterly..............................                14,477          93.14            1.51         94.65
Semi-Annual............................                26,010          93.14            3.18         96.32
                                             ----------------    ===========   =============
Overall................................               141,345                                        94.56
                                             ================                                  ===========

See accompanying notes to financial statements.


                           NUVEEN UNIT TRUST, SERIES 2
              NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                                                                             Period                  Period
                                                                          August 1, 1999         August 6, 1997
                                                                             through                 through
                                                                        September 30, 2001        July 31, 1999
                                                                       -------------------    --------------------
STATEMENT OF OPERATIONS
Investment income (Note 1):
   Interest income.................................................    $         3,351,102    $            905,466
                                                                       -------------------    --------------------
   Expenses (Note 3):
      Trustee fees and expenses....................................    $           101,810    $             27,424
      Evaluator fees...............................................                  8,729                   2,150
                                                                       -------------------    --------------------
             Total expenses........................................    $           110,539    $             29,574
                                                                       -------------------    --------------------
                     Net investment income.........................    $         3,240,563    $            875,892
                                                                       -------------------    --------------------
Realized and unrealized gain (loss) on investments (Note 1):
      Net realized gain (loss) from investment transactions........    $          (159,373)   $                  0
      Net change in unrealized appreciation or
        depreciation of investments................................               (968,112)                394,933
                                                                       -------------------    --------------------
                     Net gain (loss) on investments................    $        (1,127,485)   $            394,933
Net increase (decrease) in net assets
       from operations.............................................    $         2,113,078    $          1,270,825
                                                                       ===================    ====================

STATEMENT OF CHANGES IN NET ASSETS
Operations:
   Net investment income...........................................    $         3,240,563    $           875,892
   Net realized gain (loss) from investment transactions...........               (159,373)                     0
   Net change in unrealized appreciation or
        depreciation of investments................................               (968,112)               394,933
                                                                       -------------------    -------------------
            Net increase (decrease) in net assets
                from operations....................................    $         2,113,078    $         1,270,825
                                                                       -------------------    -------------------
Issuance of additional units.......................................    $                 0    $        15,257,316
                                                                       -------------------    -------------------
Distributions to unitholders from net investment income............    $        (3,209,708)   $          (706,244)
                                                                       -------------------    -------------------
Redemption of 35,055 and 0 units, respectively.....................    $        (3,382,411)   $                 0
                                                                       -------------------    -------------------
Total increase (decrease) in net assets............................    $        (4,479,041)   $        15,821,897
Net assets at beginning of period..................................             17,844,495              2,022,598
                                                                       -------------------    -------------------
Net assets at end of period (including undistributed net
   investment income of $200,503 and $169,648,
   respectively)...................................................    $        13,365,454    $        17,844,495
                                                                       ===================    ===================

See accompanying notes to financial statements.

                               NUVEEN UNIT TRUSTS
              NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                             SCHEDULE OF INVESTMENTS

                               September 30, 2001

                                                                                                        RATINGS(2)        CARRYING
                                                         OPTIONAL                                ---------------------      VALUE
                                                        REDEMPTION                               STANDARD                 AT MARKET
 PRINCIPAL      NAME OF ISSUER AND TITLE OF ISSUE     PROVISIONS (1)       COUPON  MATURITY      & POOR'S      MOODY'S  (BID PRICES)
 ---------      ---------------------------------     --------------       ------  --------      --------      -------  ------------
              US Government:
              -------------
     $840,000 United States of America Treasury           No Optional      0.00%   Due 8-15-22     N/A         N/A          $253,050
              Securities, Stripped Principal               Call Price
              Payments (General Obligation Bonds.)

     $840,000 Total US Government                                                                                           $253,050
     -------- -------------------                                                                                           --------
         5.9% (Percentage principal value)

              Utilities:
    1,575,000 Bellsouth Telecommunications Company    2003 at $104.75     7.500%   Due 6-15-33     AAA         Aaa         1,582,875
    1,425,000 Cincinnati Gas & Electric Company       2003 at $103.54     7.200%   Due 10-1-23     AAA         Aaa         1,373,344
    1,850,000 New York Telephone Company              2004 at $103.06     7.250%   Due 2-15-24     AAA         Aaa         1,801,437
    1,725,000 Pacific Bell Telephone Company          2003 at $103.37     7.375%   Due 6-15-25     AAA         Aaa         1,679,719
    1,575,000 Public Service Electric & Gas Company   2003 at $102.74     7.000%    Due 9-1-24     AAA         Aaa         1,549,406
    1,725,000 Texas Utilities Electric Company        2003 at $103.35     7.375%   Due 10-1-25     AAA         Aaa         1,709,906
    1,565,000 U.S. West Communications Company        2003 at $101.95     6.875%   Due 9-15-33     AAA         Aaa         1,420,238
    1,865,000 Virginia Electric & Power Company       2003 at $103.16     7.500%    Due 6-1-23     AAA         Aaa         1,841,688
  -----------                                                                                                            -----------

  $13,305,000 Total Utilities                                                                                            $12,958,613
  ----------- ---------------                                                                                            -----------
        94.1% (Percentage principal value)


  $14,145,000                                                                                                            $13,211,663
  ===========                                                                                                            ===========


          See accompanying notes to Financial Statements and Notes to
                            Schedule of Investments.

                       NOTES TO SCHEDULE(S) OF INVESTMENTS

          1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.

         Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. (See Part One, "Composition of Trusts.")

         The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.")

          2. The ratings shown, which are not covered by the report of independent public accountants, are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA are rated AAA by Standard & Poor's Corporation and/or Aaa by Moody's Investors Service, Inc.



                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         The Trust was organized on August 6, 1997, under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940.

         The Trustee is responsible for maintaining the books and records of each Trust on a cash basis and for safekeeping securities owned by each Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.

         Security Valuation -- The Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.

         Unit Valuation -- On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.

         The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.

         Income and Expenses -- Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.


2.       INCOME TAX STATUS:

         Each trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.


3.       OPERATING EXPENSES:

         See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.


4.       USE OF ESTIMATES:

         The preparation of the Trust's financial statements in conformity with generally accepted accounting principles in the United States requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

5.       Financial Highlights Table:

      The Financial Highlights table is intended to facilitate the understanding of the Fund's financial performance for the Fund's operations during the period August 1, 1999 through September 30, 2001. The Net Realized and Unrealized Gains/(Losses) on Investment Transactions includes the average gain/loss on redemptions. Total Return is calculated as the percentage of Total Income from Investment Operations and the beginning Net Asset Value per Share. The per share operating performance and ratios are computed based upon the units outstanding and average net assets, respectively, for the period ended September 30, 2001. The Total Return and ratios have not been shown on an annualized basis.

   Per unit operating performance:



         Net asset value August 1, 1999......................       $    101.16
                                                                    -----------

         Income from investment operations:

               Net investment income.........................       $     22.92

               Net realized and unrealized gains/(losses)

               on investment transactions....................             (6.81)
                                                                    -----------

         Total Income from investment operations.                   $     16.11
                                                                    -----------

         Distributions to unit holders from net

                investment income............................            (22.71)

         Net asset value per unit, September 30, 2001........       $     94.56
                                                                    ===========


         Total Return for the period.........................            15.93%

         Ratio to average net assets:

                Net investment income........................            20.77%

                Expenses.....................................             0.71%

         Report of Independent Public Accountants

         To the Board of Directors of Nuveen Investments and Unitholders of Nuveen Unit Trust, Series 2:

                  We have audited the accompanying statement of net assets of Nuveen Unit Trust, Series 2 (comprising of Nuveen Insured Corporate Trust, Series 2 (Long-Term)), including the schedule of investments, as of September 30, 2001 and the related statements of operations, changes in net assets and the financial highlights for the periods indicated on the face of the financial statements. These financial statements and financial highlights are the responsibility of the Sponsor (See Note
         1). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by confirmation with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust constituting the the Nuveen Unit Trust, Series 2, as of September 30, 2001, the results of its operations, its changes in its net assets and its financial highlights for the periods indicated on the face of the financial statements, in conformity with accounting principles generally accepted in the United States.

                  ARTHUR ANDERSEN LLP



Chicago, Illinois
March 1, 2002

                             PROSPECTUS -- PART TWO

         Part Two must be accompanied by Part One.

         Sponsor                                   Nuveen Investments
                                                   333 West Wacker Drive
                                                   Chicago, Illinois 60606
                                                   312-917-7700

                                                   Swiss Bank Tower
                                                   10 East 50th Street
                                                   New York, New York 10022
                                                   212-207-2000

         Trustee                                   JPMorgan Chase Bank
                                                   4 New York Plaza
                                                   New York, New York 10004-2413
                                                   800-257-8787

         Legal Counsel                             Chapman and Cutler
                                                   111 West Monroe Street
                                                   Chicago, Illinois 60603

         Legal Counsel to Trustee                  Carter, Ledyard & Milburn
                                                   2 Wall Street
                                                   New York, New York 10005

         Independent Public Accountants
         for the Trust                             Arthur Andersen LLP
                                                   33 West Monroe Street
                                                   Chicago, Illinois 60603

         This Prospectus does not contain complete information about the Trust filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940.

         More information about the Trust, including the code of ethics adopted by the Sponsor and the Nuveen Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Pubic Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

         No person is authorized to give any information or representations about a Trust not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

                                   Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this March 5, 2002.

                                      Nuveen Unit Trust
                                       Series 2


                                      By/S/Gifford R. Zimmerman
                                            Vice President



                                      By/S/Jessica Droeger
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                 *Title                              Date


Timothy R. Schwertfeger      Chairman, Board of Directors and Chief
                              Executive Officer


John P. Amboian              President and Director


Margaret E. Wilson           Vice President and Controller



                                                       ----------------------
                                                     /s/ Gifford R. Zimmerman

                                                         Attorney-in-Fact**
                                                          March 5, 2002



     *The titles of the persons named herein represent their capacity in and relationship to Nuveen Investments, The Depositor.

    **The powers of attorney for Messrs. Amboian and Schwertfeger and Ms. Wilson were filed on May 3, 2000 as Exhibit 6.2 to Nuveen Unit Trusts, Series 94 (File No. 333-35488).

                       Nuveen Code of Ethics


     Incorporated by reference to Amendment No. 3 to Form S-6 (File No. 333-96279) filed on March 6, 2000 on behalf of Nuveen Unit Trusts, Series 82.








                    Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                      /s/ Arthur Andersen LLP


                          Arthur Andersen LLP


Chicago, Illinois
 March 5, 2002




Chapman and Cutler
 111 West Monroe Street
 Chicago, Illinois 60603


March 5, 2002


Securities and Exchange Commission
 450 Fifth Street, N.W.
 Filing Desk, Sop 1-4


Re: Nuveen Unit Trust, Series 2
    Nuveen Insured Corporate Trust 2

     SEC File No.  333-23673

Ladies/Gentlemen:


    Filed electronically herewith is Post-Effective Amendment No. 2 of the subject Registration Statement on Form S-6.

    The Post-Effective Amendment is being filed to update the Schedule of Investments and Statement of Condition and includes a new report and consent of the Independent Public Accountants and other financial information. As counsel to the Sponsor in connection with this registration, we have reviewed this Post-Effective Amendment and hereby represent that such Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485. The required representations of the Sponsor are included on the signature page of the Amendment.

    Should there be any questions, please not hesitate to contact the undersigned at 312/845-3781.



          Very Truly yours,


          CHAPMAN AND CUTLER


          By  /s/ Eric F. Fess


                  Eric F. Fess